INCOME TAXES	6 Months Ended
Jun. 30, 2013
INCOME TAXES
INCOME TAXES

12.       INCOME TAXES

The effective income tax rates for the three and six months ended June 30, 2013 were 24.6% and 24.8%, respectively (2012 - recovery of 31.0% and expense of 2.5%, respectively). In 2012, the effective rate reflected significant losses relating to certain risk management activities in the Company’s United States operations and the higher United States income tax rate over the Canadian federal statutory rate. The losses did not persist in the three or six months ended June 30, 2013.

The gross change for current year uncertain tax positions included an increase of $8 million with respect to Texas Gross Margin Tax and a decrease of $18 million recognizing the tax benefit pertaining to changes for tax on preferred share dividends which became enacted law during the second quarter of 2013.